Putnam
American
Government
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* Putnam American Government Income Fund once again provided strong competitive performance. For the 12 months ended September 30, 1998, the fund's class A shares were ranked 59 out of 188 general U.S. government funds, according to Lipper Analytical Services, placing them in the top 32% of similar funds based on total return.*


* "Putnam American Government Income Fund is doing just fine by sticking to basics . . . . Investors may find something to like in this straightforward offering."

               -- Morningstar Mutual Funds, July 18, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

15 Financial statements

* Past performance is not indicative of future results. Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A, class B, and class M shares were ranked 59, 93, and 62, respectively, out of 188 general U.S. government funds for 1-year performance through 9/30/98. The fund's class A shares were ranked 18 out of 97 and 39 out of 52 general U.S. government funds for 5- and 10-year performance, respectively, through 9/30/98. Class B and class M shares were not ranked over these periods.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Rarely have events beyond the boundaries of the United States had as dramatic an impact on the performance of U.S. Treasury securities as they did during the fiscal year that just ended for Putnam American Government Income Fund.

The period began with the fund's portfolio in a decidedly defensive position against the possibility of an inflation-quashing rise in interest rates. It ended with the fund an indisputable beneficiary of the flight of global investors to the safety of U.S. government securities. As this striking change in circumstances unfolded, Fund Manager Michael Martino made several astute portfolio shifts, which he describes in the following report and which are clearly reflected in the fund's fiscal '98 results.

Shortly after the fiscal year's close, Kevin Cronin joined Mike on the fund's management team. Kevin, who is also chief investment officer of the Mortgage and Asset-Backed team, joined Putnam in 1997. He was previously with MFS Investment Management and Liberty Mutual Insurance Company. He has 10 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998



Report from the Fund Manager
Michael Martino

Well-timed shifts in fund structure and strategy helped Putnam American Government Income Fund post a strong return for its 1998 fiscal year. The fund's class A shares delivered a total return of 11.83% at net asset value for the 12 months ended September 30, 1998, well ahead of its benchmark, the Lehman Brothers Intermediate Treasury Index, which returned 10.81% during the same period. In addition, the fund outperformed many of its peers; the 188 general U.S. government funds tracked by Lipper Analytical Services averaged a performance of 11.64% for the 12-month period. Class A shares returned 6.53% at public offering price. Please see pages 8 and 9 for more performance information, including the results for class B and class M shares.

* FUND BENEFITS FROM U.S. TREASURY RALLY

Ongoing turmoil characterized the global capital markets for most of the period, especially the past six months. A string of negative economic results and currency fluctuations raised fears that global economic health would continue to erode. Doubts persisted about the pace of economic recovery in Asia mainly because Japan was slow to enact reforms in its banking industry that might have helped the country regain its role as the engine for growth in the region. Fiscal, economic, and political problems brewed in Russia and fears arose that the trend would spread to Latin America.

The global turbulence made more and more investors risk averse and prompted a continuing outflow of capital from emerging markets into the developed world. Investors also shifted from stocks to bonds in a flight to quality that benefited dollar-denominated assets in general and U.S. Treasury securities in particular. Treasury bonds attracted investors looking for liquidity and the shelter they offer; U.S. Treasuries are considered among the strongest credits in the world because they are backed by the full faith and credit of the U.S. government.

In this environment, Treasuries performed well for your fund. On the last day of the fiscal year, the yield on the 30-year Treasury fell to 4.954%, the first time since 1967 that it had dropped below 5%. Remember that when bond yields drop, their prices rise; 30-year Treasuries proved to be among the best performers in the bond market during the period.

* STRATEGY SHIFTS BOOST FUND PERFORMANCE

Your fund started its fiscal year with a defensive duration posture and an increased focus on mortgage-backed securities. Duration is a measure of the portfolio's interest-rate sensitivity; the longer the duration, the more sensitive the fund will be to a change in rates. During the first six months of the period, we were prepared for the possibility of an interest-rate increase growing out of strong economic growth and mounting indications that inflationary pressures would build. Consequently, we pursued a defensive shorter-duration strategy to protect the value of the portfolio.



[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION

                             9/30/97     3/31/98     9/30/98

Average effective maturity     6.7         8.8         8.9

Duration                       4.2         4.2         4.3

This chart depicts the fund's average effective maturity and duration at 6-month intervals over the 12 months ended 9/30/98. Average effective maturity and duration, stated in years, are derived from calculations that incorporate assumptions about prepayment rates and cash flows of mortgage-backed securities. Measures of effective maturity duration and the assumptions on which they are based will vary over time.


[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATIONS (9/30/98)]

PORTFOLIO ALLOCATIONS (9/30/98)*

Cash and short-term
investments -- 7.7%

U.S. Treasury
securities -- 31.2%

Mortgage-backed
securities -- 61.1%

Footnote reads:
*Based on total market value of investments. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Government National Mortgage Association (GNMA). Allocations will vary over time.


As we entered the second quarter of 1998, however, increased evidence that deteriorating global economic conditions would hurt the U.S. economy pointed toward a stronger potential for slower growth, benign inflation, and falling interest rates. To take advantage of this backdrop, the fund's duration was increased. That added sensitivity to the beneficial effects of falling interest rates helped the fund to take full advantage of the bond market's rally.

In addition, we pursued a barbell strategy -- concentrating investments at the long and short ends of the maturity spectrum -- that added to your fund's solid performance. On one side of the barbell, the fund benefited from investments in 30-year Treasuries. These long-term securities were among the best performers in the market because long-term interest rates fell (and bond prices rose) more dramatically than short-term rates. On the shorter end, your fund profited from the added income provided by short-term cash investments because these securities furnished higher yields than investments on the rest of the yield curve. To illustrate, the federal funds rate, a key short-term rate set by the Federal Reserve Board, stayed at a relatively high level of 5.50% during most of the period. It was only at the end of the period that the Fed, in a long-anticipated move, lowered this rate to 5.25% in a move to sustain U.S. economic growth (Shortly after the end of the fiscal year, the rate was lowered again to 5.00%).

Mortgage-backed securities performed very well during the first half of the year, and your fund's focus on this sector contributed substantially to performance. However, when interest rates started dropping rapidly, mortgages started to lag comparable Treasuries because of fears of increased prepayments. In this scenario, mortgage holders seek to pay off their loans before maturity in order to refinance at lower rates. Investors in mortgage-backed securities are then left to reinvest the principal at current rates that are lower than the yield on the prepaid mortgages.

* MORTGAGE-BACKED POSITION MAY RISE AGAIN IN FISCAL '99

Overall we anticipate an unchanged or falling trend for interest rates as the U.S. economy works through the challenges brought on by an uncertain global economic and investing climate. The Fed has certainly demonstrated its willingness to adjust interest rates to avert a further weakening of the U.S. economy. In this type of environment, government bond funds should do relatively well. Looking more closely at fund strategy, we anticipate adding to the fund's position in mortgage-backed securities. After seeing such a marked drop in interest rates in the Treasury market and with mortgage-backed securities offering an attractive yield advantage to comparable Treasuries, we believe that they have the potential to perform better than alternatives in the Treasury market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/98, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. The fund may invest in securities other than those issued or backed by the full faith and credit of the U.S. government.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam American Government Income Fund is designed for investors seeking high current income primarily through U.S. government securities.


TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                Class A            Class B          Class M
(inception date)               (3/1/85)          (5/20/94)         (2/14/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                      11.83%    6.53%   11.20%    6.20%   11.76%    8.14%
------------------------------------------------------------------------------
5 years                     38.08    31.51    32.81    30.85    36.84    32.40
Annual average               6.67     5.63     5.84     5.52     6.47     5.77
------------------------------------------------------------------------------
10 years                   110.09   100.19    93.89    93.89   104.85    98.24
Annual average               7.71     7.19     6.85     6.85     7.43     7.08
------------------------------------------------------------------------------
Life of fund               191.16   177.26   159.38   159.38   178.91   169.89
Annual average               8.19     7.80     7.27     7.27     7.85     7.58
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/98

                                          Lehman Bros.
                                          Intermediate          Consumer
                                          Treasury Index      Price Index
------------------------------------------------------------------------------
1 year                                        10.81%             1.36%
------------------------------------------------------------------------------
5 years                                       36.62             12.61
Annual average                                 6.44              2.40
------------------------------------------------------------------------------
10 years                                     123.54             36.39
Annual average                                 8.38              3.15
------------------------------------------------------------------------------
Life of fund                                 224.85             54.15
Annual average                                 9.06              3.24
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
9/30/88

                                   Lehman Bros.
                Fund's class A    Intermediate     Consumer Price
Date            shares at POP    Treasury Index        Index

9/30/88             9,525            10,000           10,000
9/30/89            10,482            10,961           10,434
9/30/90            10,982            11,888           11,077
9/30/91            12,573            13,498           11,452
9/30/92            13,524            15,195           11,795
9/30/93            14,498            16,362           12,112
9/30/94            13,910            16,115           12,470
9/30/95            15,777            17,816           12,787
9/30/96            16,350            18,721           13,171
9/30/97            17,902            20,172           13,454
9/30/98           $20,019           $22,354          $13,639


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $19,389 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,485 ($19,824 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/98

                                  Class A       Class B      Class M
--------------------------------------------------------------------------
Distributions (number)              12             12           12
--------------------------------------------------------------------------
Income                            $0.528         $0.465       $0.505
--------------------------------------------------------------------------
Capital gains                       --             --           --
--------------------------------------------------------------------------
  Total                           $0.528         $0.465       $0.505
--------------------------------------------------------------------------
Share value:                   NAV      POP        NAV      NAV      POP
--------------------------------------------------------------------------
9/30/97                       $8.65    $9.08     $8.61    $8.66    $8.95
--------------------------------------------------------------------------
9/30/98                        9.11     9.56      9.08     9.14     9.45
--------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1         5.80%    5.52%     5.29%    5.65%    5.46%
------------------------------------------------------------------------------
Current 30-day SEC yield2      5.45     5.18      4.74     5.17     5.00
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Treasury Index is an unmanaged list of Treasury bonds; it is used as a general gauge of the market for intermediate-term fixed-income securities. This index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities indexes assume reinvestment of all distributions and interest payments, and the performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

 [SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Report of independent accountants
For the fiscal year ended September 30, 1998

To the Trustees and Shareholders of
Putnam American Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the "fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 1998




Portfolio of investments owned
September 30, 1998

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (91.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (60.6%)
--------------------------------------------------------------------------------------------------------------------------
       $100,000,000  Federal Home Loan Mortgage Corp. 5 3/4s,
                       due April 15, 2008                                                                   $  105,719,000
         30,041,863  Federal Home Loan Mortgage Corp. Pass-through
                       Certificates 7s, with due dates from August 1, 2012
                       to November 1, 2012                                                                      30,858,402
                     Federal National Mortgage Association Pass-through
                       Certificates
        142,522,023    6 1/2s, Dwarf, with due dates from October 1, 2010
                       to September 1, 2013                                                                    145,505,009
         21,379,040    5 1/2s, Dwarf, with due dates from June 1, 2009
                       to March 1, 2012                                                                         21,292,026
                     Government National Mortgage Association Pass-through
                       Certificates
         42,210,526    9s, with due dates from November 15, 2008
                       to July 15, 2024                                                                         45,353,563
          9,448,417    8 1/2s, with due dates from February 15, 2005
                       to December 15, 2024                                                                      9,998,023
         29,424,998    8s, with due dates from August 15, 2006
                       to March 15, 2028                                                                        30,764,466
        127,091,400    7 1/2s, with due dates from February 15, 2022
                       to January 15, 2028                                                                     131,803,378
        399,573,621    7s, with due dates from February 15, 2024
                       to July 15, 2028                                                                        412,435,174
         29,660,775    6 1/2s, with due dates from February 15, 2028
                       to May 15, 2028                                                                          30,318,651
                                                                                                            --------------
                                                                                                               964,047,692

U.S. Treasury Obligations (31.0%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
         50,000,000    9 7/8s, November 15, 2015                                                                77,297,000
          5,665,000    6 1/8s, November 15, 2027                                                                 6,530,669
        200,000,000    5 1/2s, August 15, 2028                                                                 216,188,000
                     U.S. Treasury Notes
          1,145,000    6 1/4s, June 30, 2002                                                                     1,218,532
         36,040,000    5 5/8s, May 15, 2008                                                                     39,418,750
          9,575,000    5 1/2s, May 31, 2003                                                                     10,044,750
        136,000,000    5 3/8s, June 30, 2003                                                                   142,226,080
                                                                                                            --------------
                                                                                                               492,923,781
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $1,397,453,955)                                                                $1,456,971,473

SHORT-TERM INVESTMENTS (7.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $60,000,000  Interest in $750,000,000 joint tri-party repurchase agreement dated September 30, 1998 with Goldman Sachs & Co. due
                       October 1, 1998 with respect to various U.S. Treasury
                       obligations -- maturity value of $60,009,083 for an effective
                       yield of 5.45%                                                                       $   60,009,083
         61,969,000  Interest in $458,140,000 joint repurchase agreement dated
                       September 30, 1998 with Swiss Bank due October 1, 1998
                       with respect to various U.S. Treasury obligations -- maturity
                       value of $61,978,467 for an effective yield of 5.50%                                     61,978,467
                                                                                                            --------------
                     Total Short-Term Investments  (cost $121,987,550)                                      $  121,987,550
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,519,441,505) (b)                                            $1,578,959,023
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,590,330,183.

  (b) The aggregate identified cost on a tax basis is $1,519,463,699, resulting in gross unrealized appreciation and depreciation of $59,497,913 and $2,589, respectively, or net unrealized appreciation of $59,495,324.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,519,441,505) (Note 1)                                        $1,578,959,023
-----------------------------------------------------------------------------------------------
Cash                                                                                        377
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       14,340,457
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,280,047
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,595,579,904

Liabilities
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,807,573
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,161,132
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              108,795
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            52,093
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              4,738
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  987,531
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  127,859
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     5,249,721
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,590,330,183

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,840,239,450
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (309,426,785)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           59,517,518
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,590,330,183

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,500,156,542 divided by 164,590,463 shares)                                            $9.11
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.11)*                                    $9.56
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($86,302,398 divided by 9,501,518 shares)**                                               $9.08
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,871,243 divided by 423,654 shares)                                                    $9.14
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.14)*                                    $9.45
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1998
Interest Income:                                                                   $102,619,416
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      8,502,645
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,286,373
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        40,996
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         19,019
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 3,738,144
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   407,482
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     8,892
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 134,829
-----------------------------------------------------------------------------------------------
Auditing                                                                                 46,236
-----------------------------------------------------------------------------------------------
Legal                                                                                    13,416
-----------------------------------------------------------------------------------------------
Postage                                                                                 375,789
-----------------------------------------------------------------------------------------------
Other                                                                                   312,734
-----------------------------------------------------------------------------------------------
Total expenses                                                                       15,886,555
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (733,802)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         15,152,753
-----------------------------------------------------------------------------------------------
Net investment income                                                                87,466,663
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     42,372,651
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                           43,680,120
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              86,052,771
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $173,519,434
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   87,466,663  $  107,202,765
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                     42,372,651       7,069,893
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           43,680,120      38,765,618
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                173,519,434     153,038,276
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (89,363,617)   (100,203,913)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,093,444)     (1,395,293)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (98,251)        (64,049)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                   (77,444,612)   (290,422,524)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                               4,519,510    (239,047,503)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,585,810,673   1,824,858,176
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $ -- and $4,616,680, respectively)                                            $1,590,330,183  $1,585,810,673
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.65            $8.39            $8.65            $8.21            $9.21
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .50(c)           .54              .52              .55              .62
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .49              .23             (.21)             .50             (.98)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .99              .77              .31             1.05             (.36)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.53)            (.51)            (.53)            (.56)            (.64)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --             (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --               --             (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.53)            (.51)            (.57)            (.61)            (.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.11            $8.65            $8.39            $8.65            $8.21
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           11.83             9.49             3.64            13.42            (4.06)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,500,157       $1,553,706       $1,800,683       $2,183,766       $2,412,154
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.01              .97              .95              .94              .83
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.72             6.34             6.14             6.62             6.93
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             316.47           253.26           245.46           468.86           331.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        May 20, 1994+
operating performance                                                Year ended September 30                      to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.61            $8.35            $8.62            $8.19            $8.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .41(c)           .48              .49              .46(c)           .21
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .53              .23             (.26)             .51             (.25)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .94              .71              .23              .97             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.47)            (.45)            (.46)            (.49)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --             (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --               --             (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.45)            (.50)            (.54)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.08            $8.61            $8.35            $8.62            $8.19
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           11.20             8.72             2.77            12.32             (.52)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $86,302          $30,935          $23,067           $9,099           $5,691
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.76             1.72             1.70             1.68              .59*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.87             5.59             5.46             5.76             2.22*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             316.47           253.26           245.46           468.86           331.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Feb. 14, 1995+
operating performance                                                      Year ended September 30                   Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.66            $8.38            $8.65            $8.14
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .46(c)           .53              .53              .29(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .53              .24             (.26)             .62
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .99              .77              .27              .91
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.51)            (.49)            (.50)            (.37)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --             (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.51)            (.49)            (.54)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.14            $8.66            $8.38            $8.65
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            11.76             9.45             3.24            11.44*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $3,871           $1,170           $1,108             $672
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.26             1.22             1.20              .78*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             5.34             6.10             5.94             4.03*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              316.47           253.26           245.46           468.86
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
September 30, 1998

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, with preservation of capital as its secondary objective.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of most securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1998, the fund had a capital loss carryover of approximately $309,405,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                  Expiration
--------------                 -----------
$ 45,648,000               September 30, 2001
   7,767,000               September 30, 2002
 255,990,000               September 30, 2003

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, the expiration of a capital loss carryover and paydown gains and losses on mortgage-backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1998, the fund reclassified $528,031 to decrease undistributed net investment income and $1,088,707,549 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $1,089,235,580. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. On March 5, 1998, the shareholders approved a proposal to increase fees payable to Putnam Management under the fund's management contract. Management fees will be paid thereafter at an annual rate of: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter. Prior to March 5, 1998, the fee was based on the following annual rates: 0.60% of first $500 million of average net assets, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $4.5 billion, 0.375% of the next $2.5 billion, and 0.35% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1998, fund expenses were reduced by $733,802 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,330 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $90,091 and $751 from the sale of class A and class M shares, respectively and $101,871 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $159 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1998, purchases and sales of U.S. government and agency obligations other than short-term investments aggregated $4,681,670,306 and $4,723,192,819, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     29,817,962       $264,047,180
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,334,109         46,827,065
-----------------------------------------------------------------------------
                                                35,152,071        310,874,245

Shares
repurchased                                    (50,258,469)      (443,308,545)
-----------------------------------------------------------------------------
Net decrease                                   (15,106,398)     $(132,434,300)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,833,699       $ 49,722,743
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,932,492         50,394,712
-----------------------------------------------------------------------------
                                                11,766,191        100,117,455

Shares
repurchased                                    (46,679,438)      (397,622,579)
-----------------------------------------------------------------------------
Net decrease                                   (34,913,247)     $(297,505,124)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      8,932,737        $79,060,202
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      180,504          1,583,742
-----------------------------------------------------------------------------
                                                 9,113,241         80,643,944

Shares
repurchased                                     (3,202,832)       (28,221,826)
-----------------------------------------------------------------------------
Net increase                                     5,910,409        $52,422,118
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,434,171        $20,670,881
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      126,879          1,073,299
-----------------------------------------------------------------------------
                                                 2,561,050         21,744,180

Shares
repurchased                                     (1,731,632)       (14,689,269)
-----------------------------------------------------------------------------
Net increase                                       829,418        $ 7,054,911
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        372,928         $3,311,218
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        8,008             70,712
-----------------------------------------------------------------------------
                                                   380,936          3,381,930

Shares
repurchased                                        (92,479)          (814,360)
-----------------------------------------------------------------------------
Net increase                                       288,457         $2,567,570
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         82,926           $705,529
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3,427             29,079
-----------------------------------------------------------------------------
                                                    86,353            734,608

Shares
repurchased                                        (83,265)          (706,919)
-----------------------------------------------------------------------------
Net increase                                         3,088           $ 27,689
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Steven M. Oristaglio
Vice President

David L. Waldman
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

AN027 47009 033/292/895 11/98